                                                                     EXHIBIT 24



                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of First Financial Corporation.

     Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

     The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of May 1997.


                                                    /s/ H.B. Conlon
                                                    ----------------------------
                                                    H.B. Conlon
                                                    Director

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of First Financial Corporation.

     Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

     The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 24th day of May 1997.


                                                     /s/ Robert Feitler
                                                     ---------------------------
                                                     Robert Feitler
                                                     Director

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of First Financial Corporation.

     Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

     The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of May 1997.


                                                    /s/ Robert C. Gallagher
                                                    --------------------------
                                                    Robert C. Gallagher
                                                    Director

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of First Financial Corporation.

     Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

     The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of May 1997.


                                                        /s/ Ronald R. Harder
                                                        ------------------------
                                                        Ronald R. Harder
                                                        Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of First Financial Corporation.

     Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

     The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of May 1997.


                                                     /s/ John S. Holbrook, Jr.
                                                     ------------------------
                                                     John S. Holbrook, Jr.
                                                     Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of First Financial Corporation.

     Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

     The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of May 1997.


                                                     /s/ William R. Hutchinson
                                                     --------------------------
                                                     William R. Hutchinson
                                                     Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of First Financial Corporation.

     Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

     The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of May 1997.


                                                      /s/ James F. Janz
                                                      --------------------------
                                                      James F. Janz
                                                      Director

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of First Financial Corporation.

     Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

     The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of May 1997.


                                                       /s/ John C. Meng
                                                       ------------------------
                                                       John C. Meng
                                                       Director

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of First Financial Corporation.

     Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

     The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of May 1997.


                                                       /s/ J. Douglas Quick
                                                       -------------------------
                                                       J. Douglas Quick
                                                       Director